Exhibit 10.6

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this “Agreement”), dated as of this 31st day of May 2024, is made by and between XPR Media LLC. (the “Debtor”), with an address at 2980 NE 207th Street, Suite 300, Aventura, Florida, and Frankly Media LLC (the “Secured Party”), with an address at 2110 Powers Ferry Road SE, Suite 450, Atlanta, GA 30339

Under the terms hereof, the Secured Party desires to obtain and the Debtor desires to grant the Secured Party security for the Obligations (as hereinafter defined).

NOW, THEREFORE, the Debtor and the Secured Party, intending to be legally bound, hereby agree as follows:

1. Definitions.

(a) “Collateral” shall include the Debtor’s rights to or granted by the Customer Agreements, (streaming) Publishers Agreements and (non-streaming) Publisher Agreements, (“Purchased Assets” pursuant to the APA dated simultaneously herewith) and all products thereof and all additions and accessions thereto, substitutions therefor and replacements thereof.

(b) “Asset Purchase Agreement” or “APA” means the Asset Purchase Agreement and accompanying Secured Promissory Note entered into between Frankly Media LLC (Seller) and XPR Media LLC, (Buyer) as of May 31, 2024.

(c) “Obligations” means all liabilities, obligations and duties owing from the Debtor to the Secured Party under the Asset Purchase Agreement, whether absolute or contingent, now existing or hereafter arising, and all costs and expenses of the Secured Party incurred in the enforcement thereof and collection thereunder, including reasonable attorneys’ fees and expenses.

(f) “UCC” means the Uniform Commercial Code, as adopted and enacted and as in effect from time to time in the State of Florida. Terms used herein which are defined in the UCC and not otherwise defined herein shall have the respective meanings ascribed to such terms in the UCC.

2. Grant of Security Interest. To secure the Obligations, the Debtor hereby assigns and grants to the Secured Party, as secured party, a continuing lien on and security interest in the Collateral. This Agreement, and the security interests granted hereunder, will terminate on the date that all amounts payable to the Secured Party under the Asset Purchase Agreement have been paid to the Secured Party. Upon such termination, the Secured Party will provide reasonable assistance in terminating any liens or financing statements filed hereunder.

3. Change in Name or Locations. The Debtor hereby agrees that if it changes its principal address from the address set forth above, or if the Debtor changes its name or form or jurisdiction of organization, or establishes a name in which it may do business, the Debtor will immediately notify the Secured Party in writing of such changes.

4. Representations and Warranties. The Debtor represents, warrants and covenants to the Secured Party that: (a) the Debtor has good, marketable and indefeasible title to the Collateral, has not made any prior sale, pledge, encumbrance, assignment or other disposition of any of the Collateral, and the Collateral is free from all encumbrances and rights of setoff of any kind except the lien in favor of the Secured Party created by this Agreement; (b) except as may occur in the ordinary course of business or as herein provided, the Debtor will not hereafter without the Secured Party’s prior written consent sell or otherwise dispose of any of the Collateral; (c) except for purchase money security interests in equipment or other financings of equipment used in the ordinary course of the Debtor’s business, the Debtor will not hereafter without the Secured Party’s prior written consent pledge, encumber, or assign any of the Collateral or permit any right of setoff, lien or security interest to exist thereon except to the Secured Party and (d) the Debtor will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein.

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5. Debtor’s Covenants. The Debtor covenants that it shall:

(a) from time to time and at all reasonable times allow the Secured Party, by or through any of its officers, agents, attorneys, or accountants, to examine or inspect the Collateral, and obtain valuations and audits of the Collateral, wherever located. The Debtor shall do, obtain, make, execute and deliver all such additional and further acts, things, deeds, assurances and instruments as the Secured Party may reasonably require to vest in and assure to the Secured Party its rights hereunder and in or to the Collateral (provided that in the absence of an uncured Event of Default, the Secured Party shall not be entitled to possession or control of Collateral) and the proceeds thereof, including waivers from landlords, warehousemen and mortgagees;

(b) keep the Collateral in good order and repair at all times and immediately notify the Secured Party of any event causing a material loss or decline in value of the Collateral, whether or not covered by insurance, and the amount of such loss or depreciation;

(c) only use or permit the Collateral to be used in accordance with all applicable federal, state, county and municipal laws and regulations; and

(d) have and maintain insurance at all times with respect to Collateral in such form, and amount that is reasonably consistent with Debtor’s past practices. Upon the Secured Party’s demand, the Debtor shall furnish the Secured Party with evidence of insurance as the Secured Party may require.

6. Negative Pledge; No Transfer. Except as otherwise provided herein, the Debtor will not sell or offer to sell or otherwise transfer or grant or allow the imposition of a lien or security interest upon the Collateral or use any portion thereof in any manner inconsistent with this Agreement or with the terms and conditions of any policy of insurance thereon.

7. Further Assurances. Debtor hereby irrevocably authorizes Secured Party at any time and from time to time to file in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of Debtor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Uniform Commercial Code or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by part 5 of Article 9 of the Uniform Commercial Code for the sufficiency or filing office acceptance of any financing statement or amendment, including, but not limited to (i) whether Debtor is an organization, the type of organization and (ii) any organization identification number issued to Debtor. Debtor agrees to furnish any such information to Secured Party promptly upon request.

8. Event of Default. The Debtor shall, at the Secured Party’s option, be in default under this Agreement upon the happening of the following events or condition (an “Event of Default”): a failure of Debtor to perform its obligations under the Asset Purchase Agreement that remains uncured for a period of thirty (30) days following notice thereof from the Secured Party.

9. Remedies. Upon the occurrence of any such Event of Default and at any time thereafter, the Secured Party may declare all Obligations secured hereby immediately due and payable and shall have, in addition to any remedies provided herein or by any applicable law or in equity, all the remedies of a secured party under the UCC. The Secured Party’s remedies include, but are not limited to, to the extent permitted by law, the right to (a) peaceably by its own means or with judicial assistance enter the Debtor’s premises and take possession of the Collateral without prior notice to the Debtor or the opportunity for a hearing, (b) render the Collateral unusable, (c) dispose of the Collateral on the Debtor’s premises, and (d) require the Debtor to assemble the Collateral and make it available to the Secured Party at a place designated by the Secured Party. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Secured Party will give the Debtor reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. The requirements of commercially reasonable notice shall be met if such notice is sent to the Debtor at least twenty-five (25) days before the time of the intended sale or disposition. Expenses of retaking, holding, preparing for sale, selling or the like shall include the Secured Party’s reasonable attorney’s fees and legal expenses, incurred or expended by the Secured Party to enforce any payment due it under this Agreement either as against the Debtor, or in the prosecution or defense of any action, or concerning any matter growing out of or connection with the subject matter of this Agreement and the Collateral pledged hereunder. The Debtor waives all relief from all appraisement or exemption laws now in force or hereafter enacted.

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10. Payment of Expenses. At its option, the Secured Party may, but is not required to: discharge taxes, liens, security interests or such other encumbrances as may attach to the Collateral. The Debtor will reimburse the Secured Party on demand for any payment so made or any expense incurred by the Secured Party pursuant to the foregoing authorization, and the Collateral also will secure any advances or payments so made or expenses so incurred by the Secured Party.

11. Notices. All notices, demands, requests, consents, approvals and other communications required or permitted hereunder must be in writing and will be effective upon receipt. Such notices and other communications may be hand-delivered, l, or sent by nationally recognized overnight courier service, to a party’s address set forth above or to such other address as any party may give to the other in writing for such purpose.

12. Preservation of Rights. No delay or omission on the Secured Party’s part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will the Secured Party’s action or inaction impair any such right or power. The Secured Party’s rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies which the Secured Party may have under other agreements, at law or in equity.

13. Illegality. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

14. Changes in Writing. No modification, amendment or waiver of any provision of this Agreement nor consent to any departure by the Debtor therefrom will be effective unless made in a writing signed by the Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Debtor in any case will entitle the Debtor to any other or further notice or demand in the same, similar or other circumstance.

15. Entire Agreement. This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

16. Counterparts. This Agreement may be signed in any number of counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart. Any party so executing this Agreement by facsimile transmission shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by facsimile transmission.

17. Successors and Assigns. This Agreement will be binding upon and inure to the benefit of the Debtor and the Secured Party and their respective heirs, executors, administrators, successors and assigns; provided, however, that, except in connection with a merger or sale of substantially all of Debtor’s assets, the Debtor may not assign this Agreement in whole or in part without the Secured Party’s prior written consent and the Secured Party at any time may assign this Agreement in whole or in part.

18. Interpretation. In this Agreement, unless the Secured Party and the Debtor otherwise agree in writing, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; the word “or” shall be deemed to include “and/or”, the words “including”, “includes” and “include” shall be deemed to be followed by the words “without limitation”; references to articles, sections (or subdivisions of sections) or exhibits are to those of this Agreement unless otherwise indicated. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose. If this Agreement is executed by more than one Debtor, the obligations of such persons or entities will be joint and several.

19. Governing Law and Jurisdiction. This Agreement has been delivered to and accepted by the Secured Party and will be deemed to be made in the State of Florida. This Agreement will be interpreted and the rights and liabilities of the parties hereto determined in accordance with the laws of the State of Florida, except that the laws of the State where any Collateral is located, if different, shall govern the creation, perfection and foreclosure of the liens created hereunder on such property or any interest therein. The Secured Party and the Debtor agree that the venue provided above is the most convenient forum for both the Secured Party and the Debtor. The parties waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Agreement.

20. WAIVER OF JURY TRIAL. EACH OF THE DEBTOR AND THE SECURED PARTY IRREVOCABLY WAIVES ANY AND ALL RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS AGREEMENT, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS. THE DEBTOR AND THE SECURED PARTY ACKNOWLEDGE THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and date first above written.

XPR MEDIA LLC

Per:
Authorized Signatory
Name:
Title:

Acknowledged and accepted by the Secured Party as of the day and date first above written.

Frankly Media LLC

Per:
Authorized Signatory
Name:
Title: